SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential, for Use of Commission Only
[ ] Definitive Additional Materials     [as permitted by Rule 14a-6(e) (2)]
[ ] Definitive Proxy Statement
[ ] Soliciting Materal Under Rule 14a-12

                                IDEX MUTUAL FUNDS
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)       Title of each class of securities to which transaction applies:

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2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

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5)       Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

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2)       Form, Schedule or Registration Statement No.:


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3)       Filing Party:

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4)       Date Filed:

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

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL-FREE) 1-888-233-4339

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 15, 2000

To the shareholders of IDEX NWQ Value Equity fund of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of the IDEX NWQ Value Equity fund (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 15th day of December 2000 at 10:30 a.m., local time, or any adjournment(s) thereof, for the following purposes:

     1. To approve a new Sub-Advisory Agreement between Idex Management, Inc. ("IMI") and NWQ Investment Management Company, Inc. ("NWQ") with respect to the Fund;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on September 12, 2000 as the record date for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of either Fund at the close of business on September 12, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot and then decide to attend the meeting, you may change your vote in person at the meeting.

The Board with respect to the Fund has unanimously approved the proposal set forth above. The Board recommends that you vote shares that you are entitled to vote "FOR" the proposal.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                      By Order of the Board of Trustees,


                                      John K. Carter, Secretary
                                      IDEX Mutual Funds
                                      St. Petersburg, Florida


September 25, 2000

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal presented above.

IDEX WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO IDEX BY CALLING (888) 233-4339 OR BY WRITING TO IDEX AT P.O. BOX 9015, CLEARWATER, FL 33758-9015.

SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

                    PROXY STATEMENT DATED SEPTEMBER 25, 2000

                                IDEX MUTUAL FUNDS

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-888-233-4339

This is a proxy statement for the IDEX NWQ Value Equity fund (the "Fund") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on December 15, 2000 at 10:30 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716.

The primary purpose of the Meeting is: to permit the shareholders of the Fund to consider a proposed Sub-Advisory Agreement between Idex Management, Inc. ("IMI") and NWQ Investment Management, Inc. ("NWQ") with respect to the Fund ("Proposed Sub-Advisory Agreement") to take effect upon the later to occur of December 15, 2000 or obtaining shareholder approval.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the directions indicated on your card provided it is received in a timely manner and properly executed. If you properly execute your voting instruction form and give no voting instructions, your shares will be voted FOR the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to the proposal from which shareholders abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

                                  INTRODUCTION

Currently, IMI acts as investment adviser to the Fund pursuant to investment advisory Agreement dated October 30, 1996 on behalf of IDEX NWQ Value Equity (the "Current Advisory Agreement"). Under the Current Advisory Agreement, IMI is responsible for providing investment management and supervision services to the Fund. With respect to the Fund, IMI has in turn entered into Sub-Advisory Agreement with NWQ Investment Management, Inc. ("NWQ") dated October 30, 1996 on behalf of the Fund (the "Current Sub-Advisory Agreement").

THE ACQUISITION. On June 16, 2000, United Asset Management Corporation ("UAM"), the parent corporation of NWQ, entered into an Agreement and Plan of Merger for Old Mutual plc to acquire UAM through a tender offer and merger (the "Acquisition"). The Acquisition is subject to a number of conditions, including (but not limited to): (i) a tender by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the Acquisition; and (iii) the expiration of any waiting period required by antitrust laws. The acquisition is expected to close prior to the end of 2000, although there is no assurance that the Acquisition will be consummated.

The Acquisition is deemed to result in a "change of control" of NWQ and, therefore an "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Current Sub-Advisory Agreement between IMI and NWQ. As required by the 1940 Act, the Current Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. Shareholders of the Fund are NOT being asked to approve the Acquisition; rather, they are being asked to continue the existing sub-advisory relationship for the Fund under a new contract. Therefore, in connection with the Acquisition, the IDEX Board of Trustees is proposing that shareholders of the Fund VOTE FOR the Proposed Sub-Advisory Agreement. THE PROPOSED SUB-ADVISORY AGREEMENT AS IT RELATES TO THE FUND IS SUBSTANTIALLY IDENTICAL TO THE CURRENT SUB-ADVISORY AGREEMENT.

The following factors should be considered by shareholders in determining whether to approve the Proposed Sub-Advisory Agreement:

o The Proposed Sub-Advisory Agreement was unanimously approved by the Board of Trustees.
o There will be no change in the investment objective or policies of the Fund.
o With respect to each Fund, there will be no increase in the fees payable to the Sub-Adviser as a result of the approval and implementation of the Proposed Sub-Advisory Agreement.
o No significant changes are contemplated in the personnel of the Sub-Adviser who are responsible for managing the investments of the Fund.

                               VOTING INFORMATION

Shareholders of record of the Fund who own shares of beneficial interest at the close of business on September 12, 2000 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Proposed Sub-Advisory Agreement. With respect to the proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

As of the Record Date, the Fund had __________ outstanding shares of beneficial interest.

The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about September 25, 2000, but proxies may also be solicited by telephone and/or in person by representatives of IDEX and regular employees of Idex Investor Services, Inc., the transfer agent of IDEX or its affiliate(s), certain broker-dealers (who may be specifically compensated for such services), and representatives of any independent proxy solicitation service retained for the Meeting. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.

As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of IDEX if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic proxy is solicited by a representative of IDEX, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative of IDEX, then the IDEX representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the IDEX representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The IDEX representative will record the shareholder's instructions on the card. Within 72 hours, IDEX, or its representative independent firm, will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with

IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

               PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

IMI, on behalf of the Fund, has entered into the Current Sub-Advisory Agreement with NWQ pursuant to which NWQ provides investment management services with respect to assets of the Fund.

In anticipation of the Acquisition and in order for NWQ to continue to serve as the sub-adviser to the Fund after the closing of the Acquisition, the Proposed Sub-Advisory Agreement must be approved as it relates to the Fund (i) by a majority of the Trustees of IDEX who are not parties to the Proposed Sub-Advisory Agreement or interested persons of any such party or interested persons of IDEX as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") and (ii) by the holders of a majority of the outstanding voting securities (as defined by Section 2(a)(42) of the 1940 Act ("voting securities") of the Fund.

Prior to and at a meeting on September 11, 2000, the Board, including a majority of Disinterested Trustees, reviewed and, at the Board meeting, unanimously approved the terms of the Proposed Sub-Advisory Agreement, which appears as Exhibit A to this Proxy Statement.

The shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and NWQ with respect to the Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) December 15, 2000. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of each Current Sub-Advisory Agreement, except the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) December 15, 2000; the initial term of the agreement terminates on April 30, 2002; and the Proposed Sub-Advisory Agreement reflects minor stylistic and clarifying changes. The Proposed Sub-Advisory Agreement appears as Exhibit A to this Proxy Statement.

Compensation earned by NWQ under an Interim Sub-Advisory Agreement is held in an interest-bearing escrow account pending shareholder approval of the Proposed Sub-Advisory Agreement for a period of up to 150 days from the termination of the Current Sub-Advisory Agreements. If shareholders approve the Proposed Sub-Advisory Agreement, the amount held in the escrow account, plus interest, will be paid to NWQ. If shareholders do not approve the Proposed Sub-Advisory Agreement, NWQ will be paid the lesser of the costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned. The form of Proposed Sub-Advisory Agreement is attached to this proxy statement as Exhibit A. THE PROPOSED SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE FUND'S CURRENT SUB-ADVISORY AGREEMENT. IN ADDITION, THE FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

INFORMATION CONCERNING IMI. IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Fund since March 1, 1999. Prior to that date, InterSecurities, Inc. served as investment adviser.

IMI's directors and principal officers, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

------------------------------------------------------------ ---------------------------------------------------------
NAME AND POSITION WITH IMI                                   PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John R. Kenney                                               Trustee/Chairman of IDEX Mutual Funds; Director/
Director                                                     Chairman of WRL Series Fund, Inc.; Director of ISI
                                                             Insurance Agency, Inc.; Chairman & Chief Executive
                                                             Officer of Western Reserve Life Assurance Co. of Ohio;
                                                             Senior Vice President of AEGON USA, Inc.; Director,
                                                             Chairman and Co-CEO of Great Companies, L.L.C.
------------------------------------------------------------ ---------------------------------------------------------
Jerome C. Vahl                                               President, Western Reserve Life Assurance Co. of Ohio;
Director                                                     Executive Vice President of IDEX Mutual Funds and WRL
                                                             Series Fund, Inc.; Director of Idex Investor Services,
                                                             Inc.; Vice President, AEGON USA, Cedar Rapids, Iowa.
------------------------------------------------------------ ---------------------------------------------------------
Thomas R. Moriarty                                           Executive Vice President, Treasurer and Principal
Director, President and CEO                                  Financial Officer of IDEX Mutual Funds; President,
                                                             Chief Executive Officer and Director of
                                                             InterSecurities, Inc. (ISI); Senior Vice President of
                                                             ISI Insurance Agency, Inc.; President and CEO of Idex
                                                             Investor Services, Inc.; Senior Vice President of Western
                                                             Reserve Life Assurance Co. of Ohio; and President and
                                                             CEO of AEGON Asset Management Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
John K. Carter, Esq.                                         Vice President, Counsel and Secretary of IDEX Mutual
Assistant Vice President, Compliance Officer and             Funds and WRL Series Fund, Inc.; Vice President,
Assistant Secretary                                          Counsel & Assistant Secretary of Idex Investor
                                                             Services, Inc.; Vice President, Counsel, Compliance
                                                             Officer and Assistant Secretary of WRL Investment
                                                             Management, Inc.; Vice President, Counsel and Assistant
                                                             Secretary of WRL Investment Services, Inc.; Vice
                                                             President, Counsel and Assistant Secretary of AEGON
                                                             Asset Management Services, Inc.; and Vice President and
                                                             Counsel of Western Reserve Life Assurance Co. of Ohio.
------------------------------------------------------------ ---------------------------------------------------------
Christopher G. Roetzer                                       Vice President, Assistant Treasurer and Principal
Assistant Vice President                                     Accounting Officer of IDEX Mutual Funds; Vice
                                                             President of Idex Investor Services, Inc.;
------------------------------------------------------------ ---------------------------------------------------------
William G. Cummings                                          Vice President and Treasurer of ISI; Assistant Vice
Treasurer                                                    President and Treasurer of Idex Investor Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
William H. Geiger                                            Secretary of ISI, AEGON Asset Management Services,
Secretary                                                    Inc., Idex Investor Services, Inc., WRL Investment
                                                             Management, Inc. and WRL Investment Services, Inc.;
                                                             Senior Vice President, Secretary, Corporate Counsel,
                                                             Group Vice President - Compliance of AEGON USA; and
                                                             Assistant  Secretary of IDEX Mutual Funds and WRL Series
                                                             Fund, Inc.
------------------------------------------------------------ ---------------------------------------------------------

All officers as set forth above, except Mr. Cummings serve as officers or trustees of IDEX. No officer or trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

INFORMATION CONCERNING NWQ. NWQ, the current sub-adviser to the Fund, is located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067-3214.

None of the officers or Trustees of IMI of IDEX is an officer, employee, director, or shareholder of NWQ.

NWQ and its affiliates provide investment management and related services to other mutual funds and individual, corporate and retirement accounts. The following are registered investment company funds advised by NWQ with an investment objective similar to that of the Fund; the table identifies and sets forth the size of such fund as of June 30, 2000, along with the management fee expressed as a percentage of average daily net assets for the fund. NWQ receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

IDEX NWQ VALUE EQUITY:

------------------------------------- ----------------------------------- -------------------------------------------------
   NAME OF NWQ FUND WITH SIMILAR        NET ASSETS AS OF JUNE 30, 2000                ANNUAL MANAGEMENT FEE RATE
        INVESTMENT OBJECTIVE
------------------------------------- ----------------------------------- -------------------------------------------------
WRL NWQ Value Equity                              $                       0.80% of the portfolio's average daily net assets

Travelers Series Trust - 8                        $20.7 million           0.75% of the portfolio's average net assets
(NWQ Large Cap Portfolio)
------------------------------------- ----------------------------------- -------------------------------------------------

The following table sets forth certain information concerning the principal executive officers and directors of NWQ:

                                         PRINCIPAL OCCUPATION/POSITION WITH
NAME                                                     NWQ
--------------------------------------------------------------------------------
David A. Polak                           Chairman & Chief Investment Officer
Michael C. Mendez                        President
Edward Friedel, Jr.                      Managing Director
Kevin P. O'Brien                         Director
Jon D. Bosse                             Managing Director
James H. Galbreath                       Managing Director
Mary-Gene Slaven                         Secretary/Treasurer & Managing Director
Phyllis G. Thomas                        Managing Director
Justin T. Clifford                       Managing Director
Thomas J. Laird                          Managing Director

CURRENT SUB-ADVISORY AGREEMENT. Under the Fund's Current Sub-Advisory Agreement, and subject to review and supervision by IMI and the Board, NWQ is responsible for the actual management of the Fund and for making decisions to buy, sell or hold any particular security, and NWQ places orders to buy or sell securities on behalf of the Fund. NWQ bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. NWQ is also responsible for selecting the broker-dealers who execute the Fund's portfolio transactions.

For its services, NWQ receives the following compensation:

         IDEX NWQ Value Equity         50% of the fees received by IMI under the
                                       Advisory Agreement (IMI receives 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of assets over $500 million), less 50% of any amount reimbursed pursuant to the Fund's expense limitation as set forth in the Fund's prospectus.

For the IDEX fiscal year ended October 31, 1999, IDEX NWQ Value Equity received compensation in the amount of $___________ .

EVALUATION BY THE BOARD. Prior to and at the meeting of the Board on September 11, 2000, the Trustees of the Fund, including the Disinterested Trustees, reviewed information regarding the Acquisition and the Proposed Sub-Advisory Agreement as it relates to the Fund. The Board also discussed the Acquisition and its possible effects on the Fund.

In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the Fund's Current Sub-Advisory Agreement, including the terms relating to the services provided thereunder by NWQ and the expenses payable by the Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the effective date and the initial term. The Board gave greatest weight to ensuring continuity of management of the Fund. In light of the capabilities, resources, and personnel of NWQ, the Board concluded that such continuity was in the best interests of shareholders. After consideration of all factors and information that the Board deemed relevant, the Board, including Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the agreement to shareholders of the Fund.

VOTE REQUIRED. As provided under the 1940 Act, approval of the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of the Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding share of the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund.

In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                          YOU VOTE "FOR" PROPOSAL NO. 1

--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

ANNUAL REPORTS

IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

ADDITIONAL INFORMATION

The Fund's investment adviser, Idex Management, Inc., its transfer agent, Idex Investor Services, Inc., and its principal underwriter/distributor, InterSecurities, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.


                                          By Order of the Board of Trustees,



                                          John K. Carter, Esq., Secretary
                                          IDEX Mutual Funds
                                          St. Petersburg, Florida


Exhibit A - Proposed Sub-Advisory Agreement

                                    EXHIBIT A
                                IDEX MUTUAL FUNDS
                       ON BEHALF OF IDEX NWQ VALUE EQUITY

                             SUB-ADVISORY AGREEMENT

This Agreement is entered into as of _____________, between IDEX MANAGEMENT, INC., a Delaware corporation (referred to herein as "IMI"), and NWQ Investment Management Company, Inc., a Massachusetts corporation (referred to herein as "NWQ").

WHEREAS, IMI entered into a Management and Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated ____________, with IDEX Mutual Funds, a Massachusetts business trust (referred to herein as "IDEX") on behalf of IDEX NWQ Value Equity fund (the "Fund"), under which IMI has agreed, among other things, to act as investment adviser to IDEX;

WHEREAS, the Advisory Agreement provides that IMI may engage NWQ to furnish investment information and advice to assist IMI in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Fund; and

WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by NWQ to IMI and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. SERVICES OF NWQ. NWQ shall act as investment counsel to IMI. In this capacity, NWQ shall have the following responsibilities:

(a) to furnish continuous investment information, advice and recommendations to IMI as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

(b) to cause its officers to attend meetings of IMI or IDEX and furnish oral or written reports, as IMI may reasonably require, in order to keep IMI and its officers and the Trustees of IDEX and appropriate officers of IDEX fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of NWQ, and the investment considerations which have given rise to those recommendations;

(c) to furnish such statistical and analytical information and reports as may reasonably be required by IMI from time to time; and

(d) to supervise the purchase and sale of securities as directed by the appropriate officers of IDEX or of IMI.

2.       OBLIGATIONS OF IMI. IMI shall have the following obligations under this
Agreement:

(a) to keep NWQ continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of the Fund's assets and liabilities from time to time;

(b) to furnish NWQ with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by IDEX to its shareholders or to any governmental body or securities exchange;

(c) to furnish NWQ with copies of the IDEX's Declaration of Trust, By-laws, and current registration statement and any amendments thereto applicable to the Fund, together with any further materials or information which NWQ may reasonably request to enable it to perform its functions under this Agreement; and

(d) to compensate NWQ for its services under this Agreement by the payment of fees equal to (i) 50% of the fees received by IMI pursuant to Section 6 of the Advisory Agreement for services rendered by IMI to the Fund during the term of this Agreement, less (ii) 50% of any amount reimbursed to the Fund by IMI pursuant to the provisions of Section 8 of the Advisory Agreement. In the event that this Agreement shall be effective for only part of a period to which any such fee received by IMI is attributable, then an appropriate proration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to NWQ hereunder shall be payable upon receipt by IMI from the Fund of fees payable to IMI under
Section 5 of the Advisory Agreement.

3. TREATMENT OF INVESTMENT ADVICE. IMI shall treat the investment information, advice and recommendations of NWQ as being advisory only, and shall determine the extent to which such advice and recommendations shall be passed on to the Fund or incorporated in investment advice by IMI to the Fund. IMI may direct NWQ to furnish its investment information, advice and recommendations directly to officers or Trustees of IDEX.

4. PURCHASES BY AFFILIATES. Neither NWQ nor any of its officers or Directors shall take a long or short position in the securities issued by IDEX. This prohibition, however, shall not prevent the purchase from IDEX of shares issued by IDEX by the officers and Directors of NWQ (or deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted in IDEX's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940.

5. LIABILITY OF NWQ. NWQ may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the Investment Company Act of 1940, neither NWQ nor its officers, directors, employees or agents shall be subject to any liability to IDEX or any shareholders of IDEX for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

6. COMPLIANCE WITH LAWS. NWQ represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, NWQ will act in conformity with IDEX's Declaration of Trust, Bylaws, and current registration statement applicable to the Fund and with the instructions and direction of IMI and IDEX's Trustees, and will conform to and comply with the Investment Company Act of 1940, as amended (the "1940 Act") and all other applicable federal or state laws and regulations.

7. TERMINATION. This Agreement shall terminate automatically upon the termination of the Advisory Agreement. This Agreement may be terminated at any time, without penalty, by IMI or by IDEX by giving 60 days' written notice of such termination to NWQ at its principal place of business, provided that such termination is approved by the Board of Trustees of IDEX or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of IDEX. This Agreement may be terminated at any time by NWQ. by giving 60 days' written notice of such termination to IDEX and IMI at their respective principal places of business.

8. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) and the rules thereunder of the 1940 Act) of this Agreement.

9. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 30, 2002, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of IDEX who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of IDEX or the affirmative vote of a majority of the outstanding voting securities of IDEX (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

10. AMENDMENTS. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of IDEX who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

11. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



ATTEST:                                         NWQ INVESTMENT MANAGEMENT
                                                COMPANY, INC.



____________________________                    BY:_____________________________
Secretary                                       Title:



ATTEST:                                         IDEX MANAGEMENT, INC.



____________________________                    BY:_____________________________

                               FORM OF PROXY CARD

                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

         The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the IDEX NWQ Value Equity fund (the "fund") of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 15, 2000 at 10:30 a.m. Eastern Standard Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated September 25, 2000, receipt of which is hereby acknowledged:

         (1) To approve a Proposed Sub-Advisory Agreement between Idex Management, Inc. and NWQ Investment Management Company, Inc. with respect to the IDEX NWQ Value Equity fund.

                            ____ For           ____ Against       ____ Abstain

         (2) In the discretion of IDEX, transact such other business as may properly come before the meeting or any adjournments thereof.

                      THIS PROXY IS SUBMITTED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

         I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated September 25, 2000. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.


                       ____________________________             ___________
                       Authorized signature                         Date